New Accounting Pronouncements (Detail)	12 Months Ended
Dec. 31, 2012
New Accounting Pronouncement or Change in Accounting Principle, Description	In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs", with the intention to converge fair value standards between U.S. GAAP and International Financial Reporting Standards. This ASU is largely consistent with existing fair value measurement principles in U.S. GAAP, expands ASC 820's existing disclosure requirements for fair value measurements and makes other amendments. The Account adopted ASU 2011-04 January 1, 2012. The adoption of this standard did not have an impact on the Account's consolidated financial statements. See Note 6-Assets and Liabilities Measured at Fair Value on a Recurring Basis for additional disclosures as a result of the adoption of this standard.